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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

================================================================================

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2002



                           EDGEWATER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-20971

           Delaware                                        71-0788538
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or Organization)

       20 Harvard Mill Square
          Wakefield, MA                                    01880-3209
(Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number including area code: (781) 246-3343

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) Previous independent accountants

             (i) On June 28, 2002, Edgewater Technology, Inc. (the "Company") terminated the engagement of Arthur Andersen LLP as its independent accountants as Arthur Andersen LLP's offices in the State of Massachusetts will be closed effective June 30, 2002. The decision to terminate Arthur Andersen LLP was approved by the Company's Audit Committee and the Company's Board of Directors.

             (ii) The reports of Arthur Andersen LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

             (iii) In connection with its audits for the two most recent fiscal years and the interim period through June 28, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

             (iv) During the two most recent fiscal years and interim period through June 28, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

             (v) The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures. The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of such letter, dated June 28, 2002 is filed as Exhibit 16.1 to this Form 8-K.

         (b) New independent accountants

             As recommended by the Audit Committee of the Company's Board of Directors, the Board of Directors of the Company authorized and approved the Company's engagement of Deloitte & Touche LLP as its new independent accountants to serve as the Company's independent accountants for the 2002 fiscal year. Deloitte & Touche LLP's engagement became effective as of June 28, 2002, the date on which Deloitte & Touche LLP accepted the appointment. During the two most recent fiscal years and through June 28, 2002, the Company has not consulted with Deloitte & Touche LLP regarding either:

             the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



ITEM 7.  EXHIBITS

16.1     Letter from Arthur Andersen LLP to the SEC, dated June 28, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EDGEWATER TECHNOLOGY, INC.
                                        (Registrant)

Date: June 28, 2002                     By:   /s/ Kevin Rhodes
                                           ----------------------
                                           Kevin Rhodes
                                           Chief Financial Officer

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